СОГЛАШЕНИЕ О ЗАЙМЕ	LOAN AGREEMENT

Настоящее Соглашение заключено 22 мая 2008 года в городе Алматы, между:

1)    BEKEM METALS INC., еспублики Казахста именуемым в дальнейшем «Заимодатель» в лице Президента Кудабаева Ермека, действующего на основании учредительных документов компании, с одной стороны, и

2)    Latimer Assets Inc., именуемым в дальнейшем «Заемщик», в лице директора James S.Friedlander, действующего на основании учредительных документов компании, с другой стороны,

далее совместно именуемые «Стороны», а каждая по отдельности «Сторона», заключили настоящее Соглашение о нижеследующем.

1.    ПРЕДМЕТ СОГЛАШЕНИЯ

1.1.  Займодатель обязуется предоставить Заемщику на условиях настоящего Соглашения денежный заем в размере 7 400 000 (семь миллионов четыреста тысяч) долларов США (далее - «Заем»), а Заемщик обязуется принять Заем и своевременно вернуть его Займодателю в полном объеме.

1.2. Заем предоставляется Заемщику на условиях безвозмездности, то есть за его предоставление какие-либо вознаграждения Займодателю не выплачиваются (проценты не взимаются).

1.3. Заем предоставляемый Займодателем является возвратным и должен быть возвращен Заемщиком в полном объеме не позднее 1 марта 2009 года.

2.    ПОРЯДОК ПРЕДОСТАВЛЕНИЯ И ВОЗВРАТА ЗАЙМА

2.1. Займодатель обязуется перечислить всю сумму Займа на банковский счет Заемщика, указанный в пункте 8.2. настоящего Соглашения, в течение 5 (пяти) банковских дней с даты подписания настоящего Соглашения.

2.2. Возврат суммы займа осуществляется Заемщиком путем перечисления денег на банковский счет, указанный в пункте 8.1. настоящего Соглашения, или на иной банковский счет, указанный Займодателем.

2.3. Возврат Займа должен быть произведен Заемщиком в долларах США.

3.    ОБЕСПЕЧЕНИЕ ВОЗВРАТА ЗАЙМА

3.1. Обеспечением возврата Займа является залог следующих имущественных прав:

15% доля участия казахстанской компании ТОО «ГРК КОЙТАС»  ** и 8% доля участия казахстанской компании ТОО «Корпорация «Азия Инвест» ** в трехстороннем Консорциуме (совместной деятельности), созданном 3 марта 2008 года совместно с ТОО «Кызыл Каин Мамыт» с целью совместного строительства на территории Республики Казахстан завода по переработке никель-кобальтовых руд Кемперсайского месторождения (далее – «Заложенные имущественные права»).

3.2. Предоставление Заложенных имущественных прав осуществляется в обеспечение возврата Займа согласно договору залога № 20-05-08KT от 22 мая 2008 года (далее – «Договор залога»), являющегося неотъемлемой частью настоящего Соглашения.

4.    ПРАВА И ОБЯЗАННОСТИ СТОРОН

4.1. Заемщик обязуется:

4.1.1.     своевременно осуществить возврат Займодателю всей суммы Займа;

4.1.2.     незамедлительно уведомлять Заимодателя в письменном виде о наступлении обстоятельств, которые могут повлечь невозможность возврата суммы Займа;

4.1.3.     в случае невозможности возврата суммы Займа или просрочки возврата части или всей суммы Займа более чем на 20 (двадцать) дней, обеспечить передачу Займодателю Заложенных имущественных прав;

4.1.4.     не уступать права и обязанности по настоящему Соглашению третьему лицу (третьим лицам) без предварительного получения письменного согласия Заимодателя.

4.2. Заемщик имеет право:

4.2.1.     в любое время досрочно погасить всю или часть задолженности по настоящему Соглашению, заблаговременно письменно уведомив Займодателя о планируемой дате осуществления платежа.

4.3. Займодатель обязуется своевременно перечислить сумму Займа на банковский счет Заемщика в полном объеме.

4.4. Займодатель имеет право:

4.4.1.     в бесспорном порядке требовать от Заемщика невозвращенной в установленные сроки суммы Займа;

4.4.2.     в случае невозможности возврата Заемщиком суммы Займа или просрочки возврата части или всей суммы Займа более чем на 20 (двадцать) дней, требовать от Заемщика обеспечения передачи Займодателю Заложенных имущественных прав, как это указанно в статье 5 настоящего Соглашения;

4.4.3.     в случае наступления обстоятельств, которые по мнению Займодателя могут повлечь невозможность возврата Заемщиком суммы Займа, требовать от Заемщика по своему выбору незамедлительного досрочного возврата Займа в полном объеме или передачи Заложенных имущественных прав. В случае получения от Займодателя требования о досрочном возврате Займа Заемщик обязуется в течение 3 (трех) дней с даты получения требования досрочно вернуть Заем в полном объеме, либо по требованию Займодателя обеспечить передачу Займодателю Заложенных имущественных прав.

5.    ПОРЯДОК ПЕРЕДАЧИ ЗАЛОГА

5.1. В случае невозможности возврата суммы Займа или просрочки возврата части или всей суммы Займа более чем на 20 (двадцать) дней, Заемщик обязуется обеспечить передачу Займодателю Заложенных имущественных прав не позднее 3 (трех) дней с даты получения Заемщиком от Займодателя письменного требования об их передаче.

5.2. Если стоимость Заложенных имущественных прав, предусмотренная Договором залога, передаваемых Займодателю, превышает невозвращенную сумму Займа, то Заложенные имущественные права передаются Займодателю соразмерно невозвращенной сумме Займа, причем очередность и соотношение взыскания с Заложенных имущественных прав определяется по усмотрению Займодателя.

6.    ОТВЕТСТВЕННОСТЬ И РАЗРЕШЕНИЕ СПОРОВ

6.1. Заемщик несет ответственность за неисполнение или ненадлежащее исполнение условий настоящего Соглашения в полном объеме, включая понесенные Займодателем возможные убытки и упущенную выгоду.

6.2. Все споры и разногласия по настоящему Соглашению разрешаются путем переговоров. В случае невозможности достигнуть мирного решения спора, Стороны направляют спор на рассмотрение Арбитражного суда в соответствии со Швейцарскими Правилами Международного Арбитража Швейцарской Торговой палаты в Цюрихе, Швейцария. Применяется законодательство Швейцарии

7.    ОБЩИЕ ПОЛОЖЕНИЯ

7.1.  Начало действия Соглашения устанавливается с даты его подписания Сторонами и заканчивается на дату возврата Заемщиком Займа в полном объеме или на дату передачи Заемщиком Заложенных имущественных прав Займодателю соразмерно невозвращенной сумме Займа.

7.2.  Соглашение может быть изменено или дополнено по письменному согласию Сторон.

7.3.   Все приложения и дополнения к настоящему Соглашению являются его неотъемлемой частью.

7.4.  Настоящее Соглашение составлено на русском и английском языках, в двух экземплярах, имеющих одинаковую юридическую силу, по одному экземпляру для каждой из Сторон.

8.    АДРЕСА И БАНКОВСКИЕ РЕКВИЗИТЫ СТОРОН

8.1. Реквизиты Займодателя:

BEKEM METALS INC.

**

8.2. Реквизиты Заемщика:

Latimer Assets Inc.

**

The present Agreement has been concluded on May 22, 2008 in Almaty, between:

1)BEKEM METALS INC., еспублики Казахста hereinafter referred to as the “Lender” represented by the President Kudabayev Yermek, acting on the basis of the constituent documents of the company, on the one hand, and

2)Latimer Assets Inc., hereinafter referred as the “Borrower”, represented by the Director James S.Friedlander, acting on the basis of the foundation documents of the company, on the other hand,

further jointly referred to as the «Parties», and individually referred to as the «Party», have concluded the present Agreement as follows.

1. SUBJECT OF THE AGREEMENT

1.1. The Lender undertakes to lend to the Borrower the money in the amount of 7 400 000 (seven million four hundred thousand) US Dollars (further - the “Loan”) on the terms and conditions of the present agreement, and the Borrower undertakes to accept the Loan and fully repay it to the Lender in due time.

1.2. The Loan is provided to the Borrower free of charge, which means that no compensation is payable to the Lender (no interests are charged).

1.3. The Loan provided by the Lender is returnable and shall be fully repaid by the Borrower not later than 01 March 2009.

2. PROCEDURE OF THE LOAN PROVISION AND REPAYMENT

2.1. The Lender undertakes to transfer the whole amount of the Loan to the Borrower’s bank account stated in clause 8.2. of the present Agreement within 5 (five) banking days from the date of signing of the present Agreement.

2.2. The repayment of the loan amount is made by the Borrower by transferring of money to the bank account stated in clause 8.1. of the present Agreement, or another bank account specified by the Lender.

2.3. The repayment of the Loan shall be made by the Borrower in US Dollars.

3. LOAN REPAYMENT SECURITY

3.1. The Loan repayment security is the pledge of the following property rights:

15% of share holding of Kazakhstan company “GRK KOITAS” LLP ** and 8% of share holding of Kazakhstan company “Asia Invest” Corporation” LLP ** in trilateral Consortium (joint activity) established on 3 March 2008 together with “Kyzyl Kain Mamyt” LLP with the purpose to jointly construct the plant for reprocessing of nickel-cobalt ores from Kempersaisky field on the territory of Kazakhstan (further - the “Pledged property rights”).

3.2. The Pledged property rights secure the repayment of the Loan in accordance with Pledge agreement

No. 20-05-08KT dated May 22, 2008 (further - the “Pledge agreement”), which is the integral part of the present Agreement.

4. RIGHTS AND OBLIGATIONS OF THE PARTIES

4.1. The Borrower undertakes:

4.1.1. to repay the whole Loan amount to the Lender in due time;

4.1.2. to notify the Lender in writing about the circumstances, which may cause the non-repayment of the Loan amount, immediately;

4.1.3. in case of impossibility to repay the Loan amount or delay to repay the Loan amount, in whole or in part, for more than 20 (twenty) days, to ensure the transfer of the Pledged property rights to the Lender;

4.1.4. not to assign the rights and obligations under the present Agreement to any third party (third parties) without prior written consent of the Lender.

4.2. The Borrower has the right to:

4.2.1. early settlement of the whole or partial indebtedness under the present Agreement with prior notice to the Lender about the planned date of payment at any time.

4.3. The Lender undertakes to transfer the full Loan amount to the Borrower’s bank account in due time.

4.4. The Lender has the right to:

4.4.1. require from the Borrower the Loan amount not repaid within the fixed dates without further authorization;

4.4.2. in case of impossibility to repay the Loan amount by the Borrower or delay to repay the Loan amount, in whole or in part, for more than 20 (twenty) days, require from the Borrower to transfer the Pledged property rights by the Lender, as set forth in Article 5 of the present Agreement;

4.4.3. in case of the circumstances, which according to the Lender, may cause the impossibility to repay the Loan amount by the Borrower, require from the Borrower, at its own choice, the immediate early full repayment of the Loan or transfer of the Pledged property rights. In case of receiving of the request for the Loan early repayment from the Lender, the Borrower undertakes to repay the loan in full early or, by the Lender’s request, ensure the transfer of the Pledged property rights to the Lender within 3 (three) days from the date of receipt of such request.

5. PLEDGE TRANSFER PROCEDURE

5.1. In case of impossibility to repay the Loan amount or delay to repay the Loan amount, in whole or in part, for more than 20 (twenty) days, the Borrower undertakes to ensure the transfer of the pledged property rights to the Lender within 3 (three) days from the date of receipt of the written request on such transfer by the Borrower from the Lender.

5.2. If the cost of the Pledged property rights transferred to the Lender, which is stipulated by the Pledge agreement, exceeds the non-repaid Loan amount, then the Pledged property rights are transferred to the Lender in proportion to the non-repaid Loan amount. The priority and proportion of collection from the Pledged property rights are determined at the Borrower’s discretion.

6. RESPONSIBILITY AND DISPUTE SETTLEMENT

6.1. The Borrower bears the full responsibility for the non-fulfillment or improper fulfillment of the terms of the present Agreement, including possible losses and loss of profits incurred by the Lender.

6.2. All disputes and differences under the present Agreement are settled by means of negotiations. In case of impossibility to settle the dispute in an amicable way, the Parties refer the dispute to the Court of Arbitration in accordance with the Swiss Rules for International Arbitration of the Swiss Chamber of Commerce in Zurich, Switzerland. The laws of Switzerland are applied.

7. GENERAL PROVISIONS

7.1. The Agreement commences on the date of its signing by the Parties and terminates on the date of the full loan repayment by the Borrower or on the date of transfer of the pledged property rights by the Borrower to the Lender in proportion to the non-returned loan amount.

7.2. The Agreement may be amended or added with the written consent of the Parties.

7.3. All appendices and additions to the present Agreement are its integral part.

7.4. The present Agreement is made, in Russian and English, in duplicate, having equal legal force, one copy for each Party.

8. ADDRESSES AND BANKING DETAILS OF THE PARTIES

8.1. The Lender’s details:

BEKEM METALS INC.

**

8.2. The Borrower’s details:

Latimer Assets Inc.

**

Подписи Сторон От Займодателя: /s/ Кудабаев Ермек Президент Кудабаев Ермек От Заемщика: /s/ James S. Freidlander Директор James S.Friedlander	Signatures of the Parties For the Lender: /s/ Yermek Kudabayev Kudabayev Yermek President For the Borrower: /s/ James S. Friedlander James S.Friedlander Director

** This confidential information has been omitted from this document and filed separately with the Commission.